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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 13, 2018 (November 9, 2018)

EQUITRANS MIDSTREAM CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	001-38629 (Commission File Number)	83-0516635 (I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 2000 Pittsburgh, Pennsylvania (Address of principal executive offices)	15222 (Zip Code)

Registrant's telephone number, including area code: (724) 271-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Separation Agreements

        On November 12, 2018, Equitrans Midstream Corporation (ETRN) entered into a Separation and Distribution Agreement (Separation and Distribution Agreement) by and among ETRN, EQT Corporation (EQT) and, for certain limited purposes therein, EQT Production Company, pursuant to which EQT agreed to transfer its midstream business to ETRN (the Separation) and distribute 80.1% of the shares of outstanding common stock of ETRN to EQT shareholders of record as of the close of business on November 1, 2018 (the Distribution). The Distribution was effective at 11:59 p.m., Eastern Time, on November 12, 2018 (the Effective Time). As a result of the Distribution, ETRN is now an independent public company and its common stock is listed under the ticker symbol ETRN on the New York Stock Exchange.

        In connection with the Separation and Distribution, on November 12, 2018, ETRN entered into several other agreements with EQT that govern the relationship of the parties following the Distribution, including the following:

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  Transition Services Agreement;

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  Tax Matters Agreement;

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  Employee Matters Agreement; and

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  Shareholder and Registration Rights Agreement.

        A summary of the material terms of the Separation and Distribution Agreement and of the other agreements can be found in the section entitled "Certain Relationships and Related Person Transactions" in the Information Statement, dated October 26, 2018, included as Exhibit 99.1 to this Current Report on Form 8-K. These summaries are incorporated by reference into this Item 1.01 and are qualified in their entirety by reference to the Separation and Distribution Agreement, the Transition Services Agreement, the Tax Matters Agreement, the Employee Matters Agreement and the Shareholder and Registration Rights Agreement filed as Exhibits 2.1, 2.2, 2.3, 2.4 and 4.1, respectively, to this Current Report on Form 8-K, each of which is incorporated by reference into this Item 1.01.

Omnibus and Secondment Agreements

EQGP Omnibus Agreement

        On November 13, 2018, in connection with the Separation and Distribution, ETRN, EQGP Holdings, LP (EQGP), EQGP Services, LLC, the general partner of EQGP, and for certain limited purposes, EQM Midstream Partners, LP (EQM), entered into an Omnibus Agreement (the EQGP Omnibus Agreement).

        Pursuant to the EQGP Omnibus Agreement, EQM agreed to provide ETRN and EQGP with a license to use the name "Equitrans" and related marks in connection with EQGP's business. The EQGP Omnibus Agreement also provides for certain reimbursement obligations between ETRN and EQGP. The EQGP Omnibus Agreement addresses the following matters:

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  EQGP's obligation to reimburse ETRN and its affiliates for certain direct operating expenses and all insurance coverage expenses they incur or pay with respect to EQGP's assets; and

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  EQGP's obligation to reimburse ETRN and its affiliates for providing general and administrative services to EQGP, including EQGP's public company expenses and general and administrative expenses.

EQM Omnibus Agreement

        On November 13, 2018, in connection with the Separation and Distribution, ETRN, EQM and EQM Midstream Services, LLC, the general partner of EQM (the EQM General Partner), entered into an Omnibus Agreement (the EQM Omnibus Agreement).

        Pursuant to the EQM Omnibus Agreement, EQM agreed to provide ETRN with a license to use the name "Equitrans" and related marks in connection with ETRN's business. The EQM Omnibus Agreement also provides for certain reimbursement obligations between ETRN and EQM. The ETRN Omnibus Agreement addresses the following matters:

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  EQM's obligation to reimburse ETRN and its affiliates for certain direct operating expenses and all insurance coverage expenses they incur or pay with respect to EQM's assets; and

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  EQM's obligation to reimburse ETRN and its affiliates for providing general and administrative services to EQM, including EQM's public company expenses and general and administrative expenses.

EQM Secondment Agreement

        On November 13, 2018, in connection with the Separation and Distribution, ETRN, EQM, and the EQM General Partner entered into a Secondment Agreement (the EQM Secondment Agreement). The EQM Secondment Agreement:

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  provides that EQM will utilize the secondment of available ETRN employees under the control of EQM to operate its assets; and

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  provides that EQM will reimburse ETRN and its affiliates for the services provided by the seconded employees.

EQGP Working Capital Facility

        On November 13, 2018, in connection with the Separation and Distribution, ETRN, as lender, entered into a Working Capital Loan Agreement with EQGP, as borrower (the Working Capital Facility), providing for loans of up to $20 million at any one time outstanding, maturing on the earlier of October 31, 2023 or at least 90 days after ETRN gives notice of termination, and bearing interest, at EQGP's option, at either (a) the Fixed Period Eurodollar Rate (as defined in ETRN's primary revolving credit facility, the ETRN Credit Agreement) plus the margin then applicable to ETRN's LIBOR-based borrowings under the ETRN Credit Agreement, or (b) the Base Rate (as defined in the ETRN Credit Agreement) plus the margin then applicable to ETRN's alternate base rate-based borrowings under the ETRN Credit Agreement.

        The foregoing descriptions of the EQGP Omnibus Agreement, EQM Omnibus Agreement, EQM Secondment Agreement and EQGP Working Capital Facility are not complete and are qualified in their entirety by reference to the full text of the EQGP Omnibus Agreement, the EQM Omnibus Agreement, the EQM Secondment Agreement and EQGP Working Capital Facility, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, and incorporated by reference into this Item 1.01.

Indemnification Agreements

        The text under the heading "Indemnification Agreements" in Item 5.02 below is incorporated by reference into this Item 1.01.

Rights Agreement

        Item 3.03 below is incorporated by reference into this Item 1.01.

Item 3.03.    Material Modification to Rights of Security Holders.

        On November 13, 2018, the Board of Directors (the Board) of ETRN declared a dividend of one preferred share purchase right (Right) for each outstanding share of common stock, without par value, of ETRN (ETRN Common Stock), and adopted a shareholder rights plan, as set forth in the Rights Agreement, dated as of November 13, 2018 (the Rights Agreement), by and between ETRN and American Stock Transfer & Trust Company, LLC, as rights agent. The dividend is payable on November 23, 2018 to ETRN shareholders of record as of the close of business on such date.

        The Rights Agreement was adopted to assist the Board in managing the period immediately following the Separation and Distribution, by protecting against creeping accumulations or other share acquisition activity that the Board believes would not be in the best interest of shareholders. In general terms, the Rights Agreement works by imposing a significant penalty upon any person or group that acquires 10% or more of the outstanding shares of ETRN Common Stock without the approval of the Board.

        The Rights Agreement should not interfere with any merger or other business combination approved by the Board. The Rights Agreement is short-term and will expire on March 31, 2019, less than 5 months after the date of the Distribution.

        A summary of the terms of the Rights Agreement follows:

        The Rights.    The Rights will initially trade with, and will be inseparable from, the shares of ETRN Common Stock. New Rights will accompany any new shares of ETRN Common Stock issued after November 23, 2018 until the earlier of the Rights Distribution Date described below and any redemption or expiration of the Rights.

        Exercisability.    The Rights will not be exercisable until 10 days after the public announcement that a person or group has become an "Acquiring Person" (as defined in the Rights Agreement) by obtaining beneficial ownership of 10% (or 15% in the case of a "13G Investor" as defined in the Rights Agreement) or more of the outstanding shares of ETRN Common Stock. This threshold is 20% for EQT and any permitted transferee of EQT's retained ETRN stake, consistent with the Shareholder and Registration Rights Agreement. Prior to exercise, the Right does not give its holder any dividend, voting or liquidation rights.

        The date when the Rights become exercisable is referred to herein as the Rights Distribution Date. Until that date, ETRN Common Stock certificates or, in the case of uncertificated shares, notations in the book-entry account system, will also evidence the Rights, and any transfer of shares of ETRN Common Stock will constitute a transfer of the Rights. After that date, the Rights will separate from the shares of ETRN Common Stock and be evidenced by book-entry credits or by Rights certificates that ETRN will mail to all eligible holders of ETRN Common Stock. Any Rights held by an Acquiring Person are null and void and may not be exercised.

        Exercise Price.    Each Right will allow its holder to purchase from ETRN one one-hundredth of a share of Series A Junior Participating Preferred Stock, without par value (Preferred Share), for $100 (the Exercise Price), once the Rights become exercisable. This portion of a Preferred Share will give the shareholder approximately the same dividend, voting and liquidation rights as would one share of ETRN Common Stock.

        Beneficial Ownership.    Certain synthetic interests in securities created by derivative positions—whether or not such interests are considered to be ownership of underlying shares of ETRN Common

Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended—are treated as beneficial ownership of the number of shares of ETRN Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of ETRN Common Stock are directly or indirectly held by counterparties to the derivatives contracts. Swaps dealers unassociated with any control intent or intent to evade the purposes of the Rights Agreement are excepted from such imputed beneficial ownership. In addition, shares held by Affiliates and Associates of an Acquiring Person, and Notional Shares held by counterparties to a Derivatives Contract with an Acquiring Person, will be deemed to be beneficially owned by the Acquiring Person (in each case as such capitalized terms are defined in the Rights Agreement).

  Consequences of a Person or Group Becoming an Acquiring Person.

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  Flip In.    If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for the Exercise Price, purchase shares of ETRN Common Stock with a market value of $200, based on the market price of ETRN Common Stock prior to such acquisition.

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  Exchange.    After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding shares of ETRN Common Stock, the Board may extinguish the Rights by exchanging one share of ETRN Common Stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

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  Flip Over.    If the Company is later acquired in a merger or similar transaction after the Rights Distribution Date, all holders of Rights except the Acquiring Person may, for the Exercise Price, purchase shares of the acquiring corporation with a market value of $200 based on the market price of the acquiring corporation's stock, prior to such transaction.

  Preferred Share Provisions.

        Each one one-hundredth of a Preferred Share, if issued:

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  will not be redeemable.

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  will entitle holders to quarterly dividend payments of $0.01 per share, or an amount equal to the dividend paid on one share of ETRN Common Stock, whichever is greater.

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  will entitle holders upon liquidation either to receive $1.00 per share, or an amount equal to the payment made on one share of ETRN Common Stock, whichever is greater.

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  will have the same voting power as one share of ETRN Common Stock.

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  if shares of ETRN Common Stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of ETRN Common Stock.

        The value of a one one-hundredth interest in a Preferred Share should approximate the value of one share of ETRN Common Stock.

        Expiration.    The Rights will expire on March 31, 2019.

        Redemption.    The Board may redeem the Rights for $0.01 per Right at any time before any person or group becomes an Acquiring Person. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.01 per Right. The redemption price will be adjusted if ETRN effects a stock split or stock dividend of ETRN Common Stock.

        Anti-Dilution Provisions.    The Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or other reclassification of the Preferred Shares or ETRN Common Stock. No adjustments to the Exercise Price of less than 1% will be made.

        Amendments.    The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, the Board may not amend the Rights Agreement in a way that adversely affects holders of the Rights.

        The summary of the Rights Agreement set forth under this Item 3.03 is qualified in its entirety by reference to the complete terms and conditions of the Rights Agreement, which is filed as Exhibit 4.2 to this Current Report on Form 8-K, and incorporated by reference into this Item 3.03. A copy of the Rights Agreement is available free of charge from ETRN upon request.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

        In connection with and effective as of immediately prior to the Distribution, Phillip D. Swisher was appointed as a Vice President and Chief Accounting Officer of ETRN.

        Biographical information for Phillip D. Swisher can be found in the Information Statement under the section entitled "Management—Our Executive Officers Following the Distribution." Information regarding the compensation and benefits plans in which Mr. Swisher is eligible to participate following the Distribution can be found in the Information Statement under the section entitled "Executive Compensation—The Company's Post-Separation Compensation Programs." These sections are incorporated by reference into this Item 5.02.

Appointment of Directors

        Effective immediately prior to the Distribution, Charlene Petrelli, Robert J. McNally and Jimmi Sue Smith resigned as members of the Board. Furthermore, in connection with and effective as of immediately prior to the Distribution, the Board expanded its size from four directors to seven directors and each of Vicky A. Bailey, Margaret K. Dorman, Thomas F. Karam, David L. Porges, Norman J. Szydlowski and Robert F. Vagt was elected as a member of the Board. Kenneth M. Burke, who served on the Board prior to the Distribution, continued to serve on the Board after the Distribution.

        Biographical information for each of the directors elected to the Board and compensation information for each of the directors elected to the Board can be found in the Information Statement under the sections entitled "Management—Our Board of Directors Following the Distribution" and "Director Compensation," which are incorporated by reference into this Item 5.02.

        Effective as of immediately prior to the Distribution:

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  Margaret K. Dorman and Robert F. Vagt were appointed to serve as members of the Audit Committee;

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  Margaret K. Dorman, Norman J. Szydlowski and Robert F. Vagt were appointed to serve as members of the Management Development and Compensation Committee, with Ms. Dorman to serve as Chair;

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  Vicky A. Bailey and Kenneth M. Burke were appointed to serve as members of the Corporate Governance Committee, with Ms. Bailey to serve as Chair;

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  Norman J. Szydlowski, Thomas F. Karam and Vicky A. Bailey were appointed to serve as members of the Health, Safety, Security and Environmental Committee, with Mr. Szydlowski to serve as Chair;

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  David L. Porges was appointed Chairman of the Board; and

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  Robert F. Vagt was appointed Lead Independent Director of the Board.

        In addition, Kenneth M. Burke, who served as Chairman of the Audit Committee prior to the Distribution, continued to serve as chairman of the Audit Committee after the Distribution.

Adoption of Post-Separation Compensation Programs

        In connection with the Separation and Distribution, on November 9, 2018, ETRN adopted or entered into various compensation and benefit plans, including the following:

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  Directors' Deferred Compensation Plan; and

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  2018 Long-Term Incentive Plan.

        In connection with the Separation and Distribution, on November 12, 2018, ETRN adopted or entered into various compensation and benefit plans, including the following:

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  Executive Short-Term Incentive Plan; and

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  2018 Payroll Deduction and Contribution Program.

        A summary of the material terms of such arrangements can be found in the section entitled "Executive Compensation—The Company's Post-Separation Compensation Programs" in the Information Statement, which sections are incorporated by reference into this Item 5.02. Such summaries are qualified in their entirety by reference to the Directors' Deferred Compensation Plan, the 2018 Long-Term Incentive Plan, the Executive Short-Term Incentive Plan, and the 2018 Payroll Deduction and Contribution Program filed as Exhibits 10.5, 10.6, 10.7 and 10.8, respectively, to this Current Report on Form 8-K, each of which is incorporated by reference into this Item 5.02.

Karam and Oliver Amended and Restated Non-Compete Agreements

        In addition, on November 13, 2018, ETRN entered into Amended and Restated Confidentiality, Non-Solicitation and Non-Competition Agreements (the Amended and Restated Non-Compete Agreements) with Messrs. Karam and Oliver, which supersede the executives' existing Confidentiality, Non-Solicitation and Non-Competition Agreements with EQT, which were assigned to ETRN in connection with the Separation and Distribution. The Amended and Restated Non-Compete Agreements, among other things, subjects the executives to the following restrictive covenants:

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  A perpetual nondisclosure covenant;

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  Restrictions on competition for 24 months post-termination;

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  Restrictions on customer solicitation for 24 months post-termination; and

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  Restrictions on employee, consultant, vendor or independent contractor recruitment for 36 months post-termination.

        The Amended and Restated Non-Compete Agreements provide for the following severance payments and benefits in the event of a termination of employment by ETRN without "cause" or by the applicable executive for "good reason:"

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  A lump sum cash severance payment equal to the sum of (a) 24 months of base salary and (b) two times target annual incentive;

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  A lump sum cash payment equal to the monthly COBRA rate for family coverage, multiplied by 18; and

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  If the executive experiences such a termination of employment prior to his receipt of an equity award in respect of 2019 (which is expected to occur on or about January 1, 2019), he would receive a cash payment equal to the target value of the award that would have been granted to him had he remained employed with ETRN.

        The foregoing summary is qualified in its entirety by reference to the Amended and Restated Non-Compete Agreements with Messrs. Karam and Oliver filed as Exhibits 10.9 and 10.10, respectively, to this Current Report on Form 8-K, which is incorporated by reference into this Item 5.02.

Assignment of Non-Compete Agreements with Other Executives

        Effective as of the Distribution, the Confidentiality, Non-Solicitation and Non-Competition Agreement (the Non-Compete Agreement) between EQT and each of Mss. Charletta and Petrelli, Messrs. Williams and Swisher and certain other executives was assigned to ETRN and amended pursuant to an assignment agreement by and among EQT, ETRN and such executive (the Assignment Agreements). Under the Assignment Agreement, the post-termination non-competition and non-solicitation periods set forth in the Non-Compete Agreement will commence (a) upon the Distribution with respect to EQT and its subsidiaries and (b) upon the applicable executive's termination of employment with ETRN with respect to ETRN and its subsidiaries. In the event that ETRN and EQT engage in activities that are competitive with each other, the non-competition covenant will not apply to such activities. The Assignment Agreement provides that, if the executive's employment with ETRN is terminated involuntarily by ETRN without "cause" or voluntarily for "good reason," as such terms are defined in the Non-Compete Agreement, prior to the executive's receipt of an equity award in respect of 2019 (which is expected to occur on or about January 1, 2019), in addition to the other severance benefits provided by the Non-Compete Agreement, the executive will receive a cash payment equal to the target value of the award that would have been granted to the executive had he or she remained employed with ETRN, subject to the executive's compliance with the Non-Compete Agreement, as amended by the Assignment Agreement.

        The foregoing summary is qualified in its entirety by reference to the form of Assignment Agreement filed as Exhibit 10.11 to this Current Report on Form 8-K, which is incorporated by reference into this Item 5.02.

Indemnification Agreements

        On November 13, 2018, in connection with the Separation and Distribution, ETRN entered into an indemnification agreement with each of the following directors and officers of ETRN (each an Indemnitee):

Thomas F. Karam	Director, President and Chief Executive Officer
Diana M. Charletta	Executive Vice President and Chief Operating Officer
Kirk R. Oliver	Senior Vice President and Chief Financial Officer
Charlene Petrelli	Senior Vice President and Chief Administrative Officer
Robert C. Williams	Vice President and General Counsel
Phillip D. Swisher	Vice President and Chief Accounting Officer
David L. Porges	Chairman of the Board of Directors, Director
Robert F. Vagt	Lead Independent Director, Director
Vicky A. Bailey	Director
Margaret K. Dorman,	Director
Norman J. Szydlowski	Director
Kenneth M. Burke	Director

        Each of the indemnification agreements is substantially in the form of indemnification agreement included as Exhibit 10.12 to this Current Report on Form 8-K (Form Indemnification Agreement).

        Each of the indemnification agreements provides that the Indemnitee will be protected as promised in the Amended and Restated Bylaws (regardless of, among other things, any amendment to or revocation of the Amended and Restated Bylaws or any change in the composition of ETRN's board of directors or an acquisition transaction relating to ETRN) and advanced expenses to the fullest extent of the law and as set forth in the indemnification agreement. Each of the indemnification agreements also provides, to the extent insurance is maintained, for the continued coverage of the Indemnitee under ETRN's director and officer insurance policies. Each of the indemnification agreements, among other things and subject to certain limitations, indemnifies and holds harmless the Indemnitee against any and all reasonable expenses, including fees and expenses of counsel, and any and all liability and loss, including judgments, fines, ERISA, excise taxes or penalties and amounts paid or to be paid in settlement, incurred or paid by the Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether or not by or in the right of the corporation or otherwise, in which the Indemnitee is, was or at any time becomes a party, or is threatened to be made a party or is involved by reason of the fact that the Indemnitee is or was ETRN's director or officer or is or was serving at ETRN's request as a director, officer, employee, trustee or representative of another corporation or enterprise.

        The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Form Indemnification Agreement, which is attached as Exhibit 10.12 to this Current Report on Form 8-K and is incorporated by reference into Item 1.01 and this Item 5.02.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        Effective as of 11:59 p.m. on November 12, 2018, ETRN amended and restated its Articles of Incorporation (the Amended and Restated Articles of Incorporation) and its Bylaws (the Amended and Restated Bylaws). A description of the material provisions of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws can be found in the Information Statement under the section entitled "Description of Equitrans Midstream Corporation Capital Stock," which is incorporated by reference into this Item 5.03. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Incorporation and

the Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

        In connection with the adoption of the Rights Agreement referenced in Item 3.03 above, the Board approved the Statement with Respect to Shares establishing the Preferred Shares and the rights, preferences and privileges thereof. The Statement with Respect to Shares was filed with the Secretary of State of the Commonwealth of Pennsylvania on November 13, 2018. The Statement with Respect to Shares is filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03. The information set forth under Item 3.03 above is incorporated herein by reference.

Item 5.05    Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics.

        In connection with the Distribution, the Board adopted a Code of Business Conduct and Ethics effective as of immediately prior to the Distribution. A copy of ETRN's Code of Business Conduct and Ethics is available on ETRN's website at www.equitransmidstream.com. The information on ETRN's website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 7.01    Regulation FD Disclosure.

        A copy of the news release issued by ETRN on November 13, 2018 announcing completion of the Separation and the Distribution is attached hereto as Exhibit 99.2.

        The information provided in this Item 7.01, including the accompanying Exhibit 99.2, shall be deemed "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by ETRN pursuant to the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

10

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits.

        The following are filed as exhibits to this report:

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of November 12, 2018, by and among EQT Corporation, Equitrans Midstream Corporation and, solely for certain limited purposes therein, EQT Production Company.
2.2	Transition Services Agreement, dated as of November 12, 2018, by and between EQT Corporation and Equitrans Midstream Corporation.
2.3	Tax Matters Agreement, dated as of November 12, 2018, by and between EQT Corporation and Equitrans Midstream Corporation.
2.4	Employee Matters Agreement, dated as of November 12, 2018, by and between EQT Corporation and Equitrans Midstream Corporation.
3.1	Amended and Restated Articles of Incorporation of Equitrans Midstream Corporation.
3.2	Amended and Restated Bylaws of Equitrans Midstream Corporation.
3.3	Statement with Respect to Shares of Series A Junior Participating Preferred Stock.
4.1	Shareholder and Registration Rights Agreement, dated as of November 12, 2018, by and between EQT Corporation and Equitrans Midstream Corporation.
4.2
Rights Agreement, dated as of November 13, 2018, by and between Equitrans Midstream Corporation and American Stock Transfer & Trust Company, LLC, which includes the form of Statement of Designation as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.
10.1	Omnibus Agreement, dated as of November 13, 2018, by and among Equitrans Midstream Corporation, EQGP Holdings, LP and EQGP Services, LLC.
10.2	Omnibus Agreement, dated as of November 13, 2018, by and among Equitrans Midstream Corporation, EQM Midstream Partners, LP and EQM Midstream Services, LLC.
10.3	Secondment Agreement, dated as of November 13, 2018, by and among Equitrans Midstream Corporation, EQM Midstream Partners, LP and EQM Midstream Services, LLC.
10.4	Working Capital Loan Agreement, dated as of November 13, 2018, between Equitrans Midstream Corporation and EQGP Holdings, LP.
10.5
Equitrans Midstream Corporation Directors' Deferred Compensation Plan (incorporated herein by reference to Exhibit 4.3 to ETRN's Registration Statement on Form S-8 (File No. 333-228340) filed on November 9, 2018).
10.6
Equitrans Midstream Corporation 2018 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 4.3 to ETRN's Registration Statement on Form S-8 (File No. 333-228337) filed on November 9, 2018).
10.7	Equitrans Midstream Corporation Executive Short-Term Incentive Plan.
10.8	Equitrans Midstream Corporation 2018 Payroll Deduction and Contribution Program.

Exhibit No.	Description
10.9	Amended and Restated Confidentiality, Non-Solicitation and Non-Competition Agreement, dated as of November 13, 2018, by and between Equitrans Midstream Corporation and Thomas F. Karam.
10.10	Amended and Restated Confidentiality, Non-Solicitation and Non-Competition Agreement, dated as of November 13, 2018, by and between Equitrans Midstream Corporation and Kirk R. Oliver.
10.11	Form of Agreement of Assignment of Confidentiality, Non-Solicitation And Non-Competition Agreement.
10.12
Form of Equitrans Midstream Corporation Director and/or Executive Officer Indemnification Agreement (incorporated herein by reference to Exhibit 10.16 to ETRN's Registration Statement on Form 10/A filed on October 18, 2018).
99.1	Information Statement of Equitrans Midstream Corporation, dated October 26, 2018 (incorporated herein by reference to Exhibit 99.1 to ETRN's Current Report on Form 8-K dated October 26, 2018).
99.2	Equitrans Midstream Corporation news release dated November 13, 2018.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION
By:	/s/ KIRK R. OLIVER
	Name:	Kirk R. Oliver
	Title:	Senior Vice President and Chief Financial Officer

Date: November 13, 2018

QuickLinks

  Item 1.01 Entry into a Material Definitive Agreement.
  Item 3.03. Material Modification to Rights of Security Holders.
  Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  Item 5.05 Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics.
  Item 7.01 Regulation FD Disclosure.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES